Exhibit 10.1

AMENDMENT NO. 1

TO LICENSE AND DISTIBUTION AGREEMENT

THIS AMENDMENT NO. 1 (“Amendment”), effective this 1st day of February, 2016 (the “Amendment Effective Date”), is entered into by and between NIPRO CONSUMER HEALTHCARE, INC., d/b/a P.J. NOYES COMPANY, a New Hampshire corporation, with its principal offices located at 89 Bridge Street, Lancaster, New Hampshire 03584 (“LICENSOR”), and Span-America Medical Systems, Inc., a South Carolina corporation, with its principal offices located at 70 Commerce Center, Greenville, South Carolina 29615 (“LICENSEE”) Licensor and Licensee are hereinafter individually referred to as “Party” and collectively as the “Parties.

Background

WHEREAS, Licensor and Licensee entered into a License and Distribution Agreement effective October 4, 2010 (the “Agreement”); and

WHEREAS, the parties desire to amend the Agreement as provided herein.

NOW, THEREFORE, in consideration of the premises and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Licensor and Licensee agree as follows:

Amendment

1.	The term of the Agreement is extended through December 31, 2020.

Except as expressly modified by this Amendment, the terms and provisions of the Agreement are hereby ratified and confirmed.

The Parties have caused this Amendment to be executed by their respective duly authorized officers.

SPAN-AMERICA MEDICAL SYSTEMS, INC.		NIPRO CONSUMER HEALTHCARE, INC., d/b/a P.J.
NOYES COMPANY

By:	/s/ Richard C. Coggins	By:	/s/ Dean G. Sorrentino

Name:	Richard C. Coggins	Name:	Dean G. Sorrentino

Title:	CFO	Title:	CFO

Date:	2/1/16	Date:	2/2/16